May 20, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
 formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

May 16, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            May 16, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            May 16, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            May 16, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            May 16, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          May 20, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            10-May-05
Determination Date:         13-May-05
Monthly Payment Date:       16-May-05
Collection Period Ending:   30-Apr-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,321,829.30
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       65,897.05
    Current Monthly Interest Shortfall/Excess                                                                            20,920.86
    Recoup of Collection Expenses                                                                                        -8,263.87
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              4,400,383.34

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        882,229.24
    Amount of Interest Payments Received During the Collection Period for Receivables                                   861,308.38
    Amount of Current Month Simple Interest Excess/Shortfall                                                             20,920.86

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,182,987.58
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             32,044.51
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  15,526.97
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,182,987.58
    Total Ending Reserve Balance                                                                                      7,230,559.06

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                          861,308.38
    Scheduled Principal Payments Received                                                                             1,191,633.93
    Principal Prepayments Received                                                                                    2,268,886.99
    Total Interest and Principal Payments Received                                                                    4,321,829.30

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      73,792.01
      minus Reasonable Expenses                                                                                           7,894.96
    Net Liquidation Proceeds                                                                                             65,897.05
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        65,897.05

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              4,387,726.35

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             123,789,653.42
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  51,579.02

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    123,789,653.42
    Pool Balance as of the Current Accounting Date                                                                  120,138,867.10
    Age of Pool in Months                                                                                                       74

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          122,551,756.89
    Aggregate Note Balance as of Current Accounting Date                                                            118,937,478.43

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               35                        961,371.24                0.800%
    60-89 Days Delinquent               10                        247,834.35                0.206%
    90-119 Days Delinquent              10                        259,853.72                0.216%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period          9                        190,265.40                0.158%
    Cumulative Defaults              1,324                     52,199,679.58                5.220%
    Cumulative Recoveries                                      21,821,804.76                2.182%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       190,265.40
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.019%
    Preceding Realized Losses                                                                                           599,362.58
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.060%
    Second Preceding Realized Losses                                                                                    264,003.95
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.026%
    Cumulative Realized Losses                                                                                       30,377,874.82
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        3.038%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                     0.1201389
   Note Pool Factor                                                                                                      0.1189375

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  112,558.46
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                              65,599.14
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                              13,185,756.89             3,614,278.46                     9,571,478.43
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       36,507.86
   Excess Spread Received                                                                                                -4,463.35

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.89%
   Weighted Average Remaining Maturity (WAM)                                                                                   103

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 4,400,383.34
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                                   0.00
TOTAL WIRE TO CHASE                                                                                                   4,401,425.01

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-May-05
Determination Date:         13-May-05
Monthly Payment Date:       16-May-05
Collection Period Ending:   30-Apr-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,789,538.67
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      272,051.82
    Current Monthly Interest Shortfall/Excess                                                                            -8,778.47
    Recoup of Collection Expenses                                                                                        -2,564.78
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,050,247.24

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        503,309.50
    Amount of Interest Payments Received During the Collection Period for Receivables                                   512,087.97
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -8,778.47

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,622,425.23
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            206,082.21
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  22,847.15
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,622,425.23
    Total Ending Reserve Balance                                                                                     10,851,324.59

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          512,087.97
    Scheduled Principal Payments Received                                                                               681,628.19
    Principal Prepayments Received                                                                                    1,595,822.51
    Total Interest and Principal Payments Received                                                                    2,789,538.67

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     309,481.51
       minus Reasonable Expenses                                                                                         37,429.69
    Net Liquidation Proceeds                                                                                            272,051.82
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       272,051.82

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,061,590.49

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            75,812,967.44
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                31,588.74

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    75,812,967.44
     Pool Balance as of the Current Accounting Date                                                                  73,408,248.04
     Age of Pool in Months                                                                                                      72

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          74,296,708.09
     Aggregate Note Balance as of Current Accounting Date                                                            71,940,083.08

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                12                        202,182.91                 0.275%
          60-89 Days Delinquent                 4                         92,647.82                 0.126%
          90-119 Days Delinquent                2                         41,628.64                 0.057%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           6                        127,268.70                 0.173%
          Cumulative Defaults                 471                     22,368,913.49                 4.067%
          Cumulative Recoveries                                       12,309,988.02                 2.238%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       127,268.70
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.023%
    Preceding Realized Losses                                                                                           209,871.62
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.038%
    Second Preceding Realized Losses                                                                                     32,714.74
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.006%
    Cumulative Realized Losses                                                                                       10,058,925.47
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.829%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.1334695
      Note Pool Factor                                                                                                  0.1308002

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                50,261.57
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                 107,186.78
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    19,296,708.09           2,356,625.01      16,940,083.08
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    48,094.39
      Excess Spread Received                                                                                            157,987.82

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.27%
      Weighted Average Remaining Maturity (WAM)                                                                                123


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               3,050,247.24
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   3,051,288.91

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            10-May-05
Determination Date:         13-May-05
Monthly Payment Date:       16-May-05
Collection Period Ending:   30-Apr-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,400,375.84
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                        8,611.99
    Current Monthly Interest Shortfall/Excess                                                                            12,463.86
    Recoup of Collection Expenses                                                                                        -6,358.42
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,415,093.27

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        482,967.82
    Amount of Interest Payments Received During the Collection Period for Receivables                                   470,503.96
    Amount of Current Month Simple Interest Excess/Shortfall                                                             12,463.86

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,808,982.68
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             23,243.48
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -23,243.48
    Reserve Account Investment Earnings                                                                                   6,064.81
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                 -6,064.81
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
    Total Ending Reserve Balance                                                                                      2,808,982.68

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          470,503.96
    Scheduled Principal Payments Received                                                                               501,944.16
    Principal Prepayments Received                                                                                    1,427,927.72
    Total Interest and Principal Payments Received                                                                    2,400,375.84

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      10,072.30
       minus Reasonable Expenses                                                                                          1,460.31
    Net Liquidation Proceeds                                                                                              8,611.99
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                         8,611.99

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,408,987.83

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            67,342,109.20
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                28,059.21

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    67,342,109.20
     Pool Balance as of the Current Accounting Date                                                                  65,349,380.07
     Age of Pool in Months                                                                                                      70

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          66,668,688.11
     Aggregate Note Balance as of Current Accounting Date                                                            64,695,886.27

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 26                        450,442.26                 0.689%
         60-89 Days Delinquent                 10                        327,627.55                 0.501%
         90-119 Days Delinquent                 5                         50,585.12                 0.077%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            3                         62,857.25                 0.096%
         Cumulative Defaults                  501                     17,875,283.95                 4.773%
         Cumulative Recoveries                                         8,253,812.80                 2.204%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                       62,857.25
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.017%
     Preceding Realized Losses                                                                                           85,150.17
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.023%
     Second Preceding Realized Losses                                                                                    58,168.12
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.016%
     Cumulative Realized Losses                                                                                       9,621,471.15
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.569%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                 0.1744832
       Note Pool Factor                                                                                                  0.1727384

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               28,059.21
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                285,604.21
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            49,814,688.11                1,972,801.84        47,841,886.27
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       19,927.29
   Excess Spread Received                                                                                                 3,316.19

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                113


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,391,849.79
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   2,392,558.12

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                       23,243.48

EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-May-05
Determination Date:         13-May-05
Monthly Payment Date:       16-May-05
Collection Period Ending:   30-Apr-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,085,602.53
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      300,041.08
    Current Monthly Interest Shortfall/Excess                                                                            25,438.80
    Recoup of Collection Expenses                                                                                       -17,776.13
    Amount of Withdrawal, if any, from Reserve Account                                                                  183,119.89
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             5,576,426.17

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,009,942.85
    Amount of Interest Payments Received During the Collection Period for Receivables                                   984,504.05
    Amount of Current Month Simple Interest Excess/Shortfall                                                             25,438.80

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,677,532.54
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -183,119.89
    Reserve Account Investment Earnings                                                                                   5,894.53
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,570,173.03
    Total Ending Reserve Balance                                                                                      2,500,307.18

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          984,504.05
    Scheduled Principal Payments Received                                                                               873,501.82
    Principal Prepayments Received                                                                                    3,227,596.66
    Total Interest and Principal Payments Received                                                                    5,085,602.53

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    331,803.12
       minus  Reasonable Expenses                                                                                       31,762.04
    Net Liquidation Proceeds                                                                                           300,041.08
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      300,041.08

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            5,385,643.61

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           139,077,540.84
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                86,923.46

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  139,077,540.84
     Pool Balance as of the Current Accounting Date                                                                134,321,028.76
     Age of Pool in Months                                                                                                     42

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        139,077,540.84
     Aggregate Note Balance as of Current Accounting Date                                                          134,321,028.76

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  36                       951,748.11                0.709%
         60-89 Days Delinquent                  18                       370,650.77                0.276%
         90-119 Days Delinquent                 19                       473,564.15                0.353%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            16                       655,413.60                0.488%
         Cumulative Defaults                   584                    23,214,800.65                4.385%
         Cumulative Recoveries                                         9,823,444.67                1.799%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     655,413.60
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.124%
     Preceding Realized Losses                                                                                         616,439.78
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.116%
     Second Preceding Realized Losses                                                                                1,002,098.47
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.189%
     Cumulative Realized Losses                                                                                     13,391,355.98
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.529%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.2475051
      Note Pool Factor                                                                                                  0.2475051

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               86,923.46
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                               115,183.88
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       24,377,540.84       4,756,512.08     19,621,028.76
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                                0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.23%
      Weighted Average Remaining Maturity (WAM)                                                                            133.19


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   5,576,426.17
Less: Reserve Withdrawal                                                                                              -183,119.89

TOTAL WIRE TO HSBC                                                                                                   5,393,306.28

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00